UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07391

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672 Date of fiscal year end: October 31, 2005
Date of reporting period:  October 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Global
Strategic Income Trust

Annual Report

October 31, 2005

Investment Products Offered

o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.



December 22, 2005

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies
This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including non-investment grade securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results
The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) for the six- and 12-month periods ended October 31, 2005. Also included in the table are returns for Fund's peer group, as represented by the Lipper Multi-Sector Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund's Class A shares outperformed both the benchmark, the LB Global Aggregate Index, and the Lipper Average, for the six- and 12-month periods ended October 31, 2005. Contributing positively to performance during both timeframes was the Fund's allocation to emerging-market debt. The emerging-market debt class significantly outperformed the Fund's broader index. In addition, the Fund's country allocation within its emerging debt holdings, particularly its position in Russia, contributed to its outperformance. The Fund's allocation to high yield also contributed positively to performance during both periods under review as high yield debt outperformed investment-grade debt. Also adding to the Fund's performance versus its benchmark for the six- and 12-month periods ended October 31, 2005 was its developed government country selection. The Fund's underweight position in U.S. Treasuries benefited performance as U.S. government holdings significantly underperformed non-U.S. government holdings. Conversely, the Fund's European government bond allocation contributed positively to performance.

Market Review and Investment Strategy
U.S. fixed-income returns were modest relative to the non-U.S. bond markets during the annual reporting period. These returns reflected higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. Beginning in June 2004, the Federal Reserve hiked the Fed Funds benchmark rate 12 times for a total of 300 basis points, bringing the Fed Funds target from its all-time low of 1% to 4%. For the year, the U.S. yield curve flattened by 186 basis points with shorter-term maturity yields rising the most.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST   o  1


U.S. Treasuries posted a very modest return of 0.88%, according to Lehman Brothers. As a result, U.S. Treasuries substantially underperformed developed non-U.S. dollar government bond markets (hedged) at 5.63%. Non-U.S. government bond markets outperformed the U.S. as global bond yields remained relatively stable on weaker economic growth in those economies. The economies of Europe, Canada and Japan lagged the U.S. significantly early in the reporting period, with most global central banks remaining neutral. Economic prospects for each, however, brightened as the year progressed.

Global high yield debt outperformed investment-grade sectors which are more sensitive to rising interest rates. Global high yield securities returned 6.31% on a hedged basis, according to Lehman Brothers. A combination of factors supported the high yield market throughout the year, including a strong investor demand for yield, limited supply and strong corporate earnings. Liquidity in the high yield market also remained ample with default rates near all-time lows. European high yield, which returned 9.85%, outperformed U.S. high yield, which returned 4.08%.

The emerging-market debt class posted the strongest returns within the fixed-income sectors of the market for the annual period, returning 10.54%, according to the JP Morgan Emerging Markets Bond Index Global. Thirty of thirty-one countries represented within JP Morgan's index posted positive returns, with the Latin region at 11.18%, outpacing non-Latin countries at 9.63%. Emerging-market spreads continued to tighten throughout the year an additional 157 basis points to end the period at 242 basis points over Treasuries. During the reporting period, the emerging markets enjoyed strong investor demand, a favorable low global interest-rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

During the year, the Fund continued to generally maintain its allocations to global government debt, high yield corporate securities and emerging-market debt. The Fund's global government debt positions included government securities from the U.S., Canada, Finland, Ireland, France, Spain and Germany. Within the high yield market, dispersion among high yield industries remained quite narrow which led to limited opportunities for outperformance through industry over- and underweights. As such, the Fund's Global and High Yield Investment Team (the "Team") continued to emphasize security selection as the primary means of achieving value, drawing on the Team's extensive fundamental and quantitative research to help identify the winners and losers.

Within the Fund's emerging-market debt allocation, the Fund's exposure to Russia was maintained. Russia was one of the best performing emerging debt countries outside of Latin America during the reporting period. Russia continued to benefit from high-

2  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


er oil revenues, strong fiscal performance and debt prepayments. Argentina was also favored within the Fund based on very strong growth (10.1% gross domestic product growth in the second quarter of 2005), solid growth in reserves and improvement in the political system with Argentina's president recently consolidating gains. The Fund's exposure to Peru was increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth has averaged 5% per annum. Lastly, the Fund's exposure to Ecuador was eliminated. Although credit fundamentals in this country are sound, political volatility warranted caution.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
Neither the unmanaged Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) nor the LB U.S. Aggregate Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. For the six- and 12-month periods ended October 31, 2005, the Lipper Multi-Sector Income Funds Average consisted of 116 and 107 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Global Strategic Income Trust, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in non-investment grade securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)

4  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                Returns
PERIODS ENDED OCTOBER 31, 2005                    6 Months       12 Months
                                                  --------       ---------
AllianceBernstein Global Strategic Income Trust
  Class A                                           2.58%          5.67%
  Class B                                           2.21%          4.92%
  Class C                                           2.33%          4.93%
  Advisor Class                                     2.74%          6.01%
  Class R**                                         2.42%          1.17%*
  Class K**                                         2.58%          1.36%*
  Class I**                                         2.76%          1.58%*
Lehman Brothers Global Aggregate
  Index (USD Hedged)                                1.16%          3.86%
Lipper Multi-Sector Income Funds Average            1.57%          3.49%

* Since Inception. The Class R, Class K and Class I share inception date is 3/1/05.

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  5

HISTORICAL PERFORMANCE
(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND
1/9/96* TO 10/31/05

AllianceBernstein Global Strategic Income Trust Class A: $19,762

Lehman Brothers Global Aggregate Index (USD Hedged): $18,643

Lipper Multi-Sector Income Funds Average: $18,092

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein                              Lipper
                Global Strategic       Lehman Brothers      Multi-Sector
                  Income Trust        Global Aggregate      Income Funds
                    Class A          Index (USD Hedged)       Average
-------------------------------------------------------------------------------
1/9/96*            $ 9,575               $10,000              $10,000
10/31/96           $11,228               $10,563              $10,844
10/31/97           $13,118               $11,602              $11,906
10/31/98           $13,251               $12,866              $11,941
10/31/99           $14,201               $13,019              $12,413
10/31/00           $15,070               $13,961              $12,586
10/31/01           $14,844               $15,679              $13,180
10/31/02           $14,770               $16,450              $13,607
10/31/03           $17,662               $17,082              $16,030
10/31/04           $18,702               $17,950              $17,482
10/31/05           $19,762               $18,643              $18,092


* Since inception of the Fund's Class A shares on 1/9/96. The growth of $10,000 for the Fund is calculated from the Fund's actual inception date. Daily data for the LB Global Aggregate Index (U.S. dollar hedged) was not available prior to 12/31/98. Daily data for the Lipper Average is not available. Therefore, the growth of $10,000 for the benchmark and Lipper Average is calculated from the closest month-end to the Fund's inception date, which is 12/31/95.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Strategic Income Trust Class A shares (from 1/9/96* to 10/31/05) as compared to the performance of its benchmark, the Lehman Brothers Global Aggregate Index (U.S. dollar hedged) and the Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
                                         NAV Returns             SEC Returns
Class A Shares
1 Year                                       5.67%                  1.21%
5 Years                                      5.57%                  4.66%
Since Inception*                             7.66%                  7.19%
SEC Yield**                                  2.65%
Class B Shares
1 Year                                       4.92%                  0.92%
5 Years                                      4.83%                  4.83%
Since Inception*                             7.17%                  7.17%
SEC Yield**                                  2.04%
Class C Shares
1 Year                                       4.93%                  3.93%
5 Years                                      4.86%                  4.86%
Since Inception*                             6.90%                  6.90%
SEC Yield**                                  2.05%
Advisor Class Shares
1 Year                                       6.01%
5 Years                                      5.90%
Since Inception*                             5.47%
SEC Yield**                                  3.08%
Class R Shares+
Since Inception*                             1.17%
SEC Yield**                                  2.54%
Class K Shares+
Since Inception*                             1.36%
SEC Yield**                                  2.78%
Class I Shares+
Since Inception*                             1.58%
SEC Yield**                                  3.15%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
Class A Shares
1 Year                                                              3.62%
5 Years                                                             4.65%
Since Inception*                                                    7.37%
Class B Shares
1 Year                                                              3.45%
5 Years                                                             4.83%
Since Inception*                                                    7.36%
Class C Shares
1 Year                                                              6.58%
5 Years                                                             4.83%
Since Inception*                                                    7.09%

* Inception dates: 1/9/96 for Class A shares; 3/21/96 for Class B and Class C shares; 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2005.

+   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    Beginning                     Ending
                  Account Value               Account Value                Expenses Paid
                   May 1, 2005               October 31, 2005              During Period*
              ------------------------    --------------------------   ------------------------
              Actual      Hypothetical    Actual      Hypothetical**   Actual      Hypothetical
Class A       $1,000         $1,000     $1,025.82      $1,016.94       $8.37          $8.34
Class B       $1,000         $1,000     $1,022.05      $1,013.31      $12.03         $11.98
Class C       $1,000         $1,000     $1,023.30      $1,013.36      $11.98         $11.93
Advisor
Class         $1,000         $1,000     $1,027.42      $1,018.45       $6.85          $6.82
Class R       $1,000         $1,000     $1,024.22      $1,018.45       $6.84          $6.82
Class K       $1,000         $1,000     $1,025.79      $1,019.51       $5.77          $5.75
Class I       $1,000         $1,000     $1,027.62      $1,020.67       $4.60          $4.58


* Expenses are equal to the classes' annualized expense ratios of 1.64%, 2.36%, 2.33%, 2.74%,2.42%, 2.58% and 2.76%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365 (reflect the one-half year period).

**  Assumes 5% return before expenses.

8  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


PORTFOLIO SUMMARY
October 31, 2005

Portfolio Summary

PORTFOLIO STATISTICS
Net Assets ($mil): $96.9

[PIE CHART OMITTED]

SECURITY TYPE BREAKDOWN*
45.8%  Sovereign Debt Obligations
22.5%  Corporate Debt Obligations
15.5%  U.S. Government &
       Government Sponsored
       Agency Obligations
10.7%  Bank Loans
 4.7%  Supranationals
 0.7%  Preferred Stocks
 0.1%  Municipal Debt Obligations

* All data are as of October 31, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  9


PORTFOLIO OF INVESTMENTS
October 31, 2005

                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Argentina-1.4%
Government Obligations-1.4%
Republic of Argentina
  4.01%, 8/03/12(a)(b)                  US$           904       $  809,872
  7.82%, 12/31/33                       EUR           481          539,064
  8.28%, 12/31/33(b)                    US$            33           31,944

Total Argentinian Securities
  (cost $1,245,957)                                              1,380,880

Australia-0.3%
Corporate Debt Obligations-0.3%
Commonwealth Bank of Australia
  4.65%, 6/15/18(c)                                   150          139,816
SPI Electricity & Gas Australia Holdings
  Pty, Ltd.
  6.15%, 11/15/13(c)                                  160          169,777
Total Australian Securities
  (cost $321,082)                                                  309,593

Brazil-3.3%
Corporate Debt Obligation-0.4%
PF Export Receivables Master Trust
  6.44%, 6/01/15(c)                                   393          391,304

Government Obligations-2.9%
Federal Republic of Brazil
  10.50%, 7/14/14(b)                                  105          123,375
  12.00%, 4/15/10(b)                                1,800        2,151,000
  12.50%, 1/05/16                       BRL         1,041          435,715
  12.75%, 1/15/20(b)                    US$            65           87,197
                                                                 2,797,287

Total Brazilian Securities
  (cost $2,347,024)                                              3,188,591

Canada-2.7%
Corporate Debt Obligation-1.1%
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13(b)                                 1,275        1,055,063

Government Obligations-1.6%
Government of Canada
  4.25%, 9/01/09                        CAD           661          568,725
  5.75%, 6/01/33                                    1,000        1,037,592
                                                                 1,606,317

Total Canadian Securities
  (cost $2,925,131)                                              2,661,380

10  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Cayman Islands-0.1%
Corporate Debt Obligation-0.1%
Resona Preferred Global Securities
  Cayman, Ltd.
  7.19%, 7/30/15(a)(c)
  (cost $109,353)                       US$           109         $111,050

Colombia-1.0%
Government Obligation-1.0%
Republic of Colombia
  11.75%, 2/25/20(b)
  (cost $691,627)                                     714          960,330

Denmark-0.3%
Corporate Debt Obligation-0.3%
Danske Bank A/S
  5.88%, 3/26/15(a)(b)
  (cost $240,493)                       EUR           240          325,770

El Salvador-0.3%
Government Obligation-0.3%
Republic of El Salvador
  7.75%, 1/24/23(c)
  (cost $249,142)                       US$           250          271,250

Finland-4.6%
Government Obligation-4.6%
Republic of Finland
  5.38%, 7/04/13(b)
  (cost $4,793,140)                     EUR         3,270        4,481,831

France-8.2%
Corporate Debt Obligation-0.4%
Legrand Holding SA
  10.50%, 2/15/13(b)                    US$           305          345,412

Government Obligations-7.8%
Government of France
  4.00%, 10/25/13(b)                    EUR         3,400        4,280,985
  6.50%, 4/25/11 O.A.T.(b)                          2,349        3,302,325
                                                                 7,583,310

Total French Securities
  (cost $7,765,705)                                              7,928,722

Germany-4.6%
Corporate Debt Obligations-0.5%
Kloeckner Investment SCA
  10.50%, 5/15/15(c)                                  110          143,694
Kronos International, Inc.
  8.88%, 6/30/09(b)                                   250          313,095
                                                                   456,789

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  11


                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Government Obligations-4.1%
Deutsche Bundesrepublik
  4.00%, 7/04/09(b)                     EUR         2,311       $2,877,600
  5.00%, 7/04/12                                      874        1,161,640
                                                                 4,039,240

Total German Securities
  (cost $4,678,642)                                              4,496,029

Greece-0.1%
Corporate Debt Obligation-0.1%
Antenna TV, SA
  7.25%, 2/15/15(c)
  (cost $61,750)                                       48           55,225

Ireland-4.7%
Government Obligation-4.7%
Republic of Ireland
  5.00%, 4/18/13(b)
  (cost $4,895,651)                                 3,390        4,533,841

Italy-0.5%
Corporate Debt Obligation-0.5%
Banca Popolare di Bergamo Capital Trust
  8.36%, 2/15/11(a)(b)
  (cost $307,405)                                     325          468,214

Jamaica-0.1%
Corporate Debt Obligation-0.1%
Digicel, Ltd.
  9.25%, 9/01/12(c)
  (cost $100,000)                       US$           100          104,750

Japan-1.2%
Corporate Debt Obligations-1.2%
Mizuho Financial Group Cayman, Ltd.
  5.79%, 4/15/14(c)                                   100          102,546
  8.38%, 4/27/09(b)                                   920          984,400
Sumitomo Mitsui Banking Corp.
  5.63%, 10/15/15(a)(c)                               100           97,810

Total Japanese Securities
  (cost $1,175,452)                                              1,184,756

Kazakhstan-1.4%
Corporate Debt Obligation-1.4%
Kazkommerts International BV
  8.50%, 4/16/13(c)
  (cost $1,273,780)                                 1,300        1,355,250

12  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Luxembourg-0.7%
Corporate Debt Obligations-0.7%
Arcelor Finance SCA
  4.63%, 11/07/14(b)                     EUR          368       $  461,148
Nell AF SARL
  8.38%, 8/15/15(c)                                   120          144,533
Telecom Italia Capital SA
  5.25%, 10/01/15                        US$          100           96,264

Total Luxembourg Securities
  (cost $735,295)                                                  701,945

Mexico-9.0%
Corporate Debt Obligation-0.5%
Innova S de RL
  9.38%, 9/19/13(b)                                   405          451,575

Government Obligations-8.5%
Mexican Bonos
  9.00%, 12/20/12(b)                     MXN        6,643          618,645
  10.00%, 12/05/24                                 18,632        1,854,210
United Mexican States
  7.50%, 1/14/12(b)                      US$          250          277,250
  8.00%, 9/24/22(b)                                 3,206        3,811,934
  8.13%, 12/30/19(b)                                  925        1,106,762
  11.38%, 9/15/16(b)                                  406          586,670
                                                                 8,255,471

Total Mexican Securities
  (cost $8,288,975)                                              8,707,046

Netherlands-1.9%
Government Obligation-1.9%
Kingdom of the Netherlands
  3.75%, 7/15/14(b)
  (cost $1,897,447)                      EUR        1,453        1,795,270

Peru-0.4%
Government Obligations-0.4%
Republic of Peru
  8.38%, 5/03/16(b)                      US$          113          127,407
  8.60%, 8/12/17                         PEN          711          224,019

Total Peruvian Securities
  (cost $332,407)                                                  351,426

Poland-2.3%
Government Obligation-2.3%
Government of Poland
  5.75%, 3/24/10
  (cost $2,324,920)                      PLN        7,300        2,251,588

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  13


                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Qatar-0.2%
Corporate Debt Obligation-0.2%
Ras Laffan LNG III
  5.84%, 9/30/27(c)
  (cost $250,000)                       US$           250       $  244,678

Romania-0.6%
Corporate Debt Obligation-0.6%
MobiFon Holdings BV
  12.50%, 7/31/10(b)
  (cost $492,336)                                     500          585,000

Russia-5.9%
Corporate Debt Obligation-0.5%
Aries Vermoegensverwaltungs GmbH
  9.60%, 10/25/14(c)                                  250          320,325
Russian Standard Finance SA
  7.50%, 10/07/10                                     100           98,375
                                                                   418,700

Government Obligations-5.4%
Russian Federation
  5.00%, 3/31/30(c)(d)                              2,750        3,052,500
Russian Ministry of Finance
  3.00%, 5/14/08(b)                                 2,195        2,035,863
  3.00%, 5/14/11                                      200          174,000
                                                                 5,262,363

Total Russian Securities
  (cost $3,945,423)                                              5,681,063

South Africa-6.6%
Corporate Debt Obligations-6.6%
Development Bank of Southern Africa
  Zero Coupon, 12/31/27(b)              ZAR        50,000        1,181,337
European Bank for Reconstruction &
  Development
  Zero Coupon, 12/31/29(b)                         50,000        1,248,416
Foodcorp, Ltd.
  8.88%, 6/15/12(c)                     EUR           123          159,276
International Bank for Reconstruction &
  Development
  Zero Coupon, 2/17/26(b)               ZAR        50,000        1,606,917
  Zero Coupon, 12/29/28(c)                        250,000        2,206,156

Total South African Securities
  (cost $5,750,908)                                              6,402,102

Spain-2.9%
Government Obligation-2.9%
Kingdom of Spain
  5.40%, 7/30/11(b)
  (cost $2,982,025)                     EUR         2,065        2,774,673


14  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Shares or
                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Turkey-0.1%
Government Obligations-0.1%
Republic of Turkey
  11.50%, 1/23/12(b)                    US$            28        $  35,322
  11.88%, 1/15/30(b)                                   21           30,429

Total Turkish Securities
  (cost $64,650)                                                    65,751

Ukraine-0.1%
Government Obligations-0.1%
Government of Ukraine
  6.88%, 3/04/11(c)                                   100          103,250
  11.00%, 3/15/07(c)                                   14           14,687

Total Ukrainian Securities
  (cost $114,470)                                                  117,937

United Kingdom-5.6%
Corporate Debt Obligations-5.1%
BSKYB Finance UK Plc.
  5.63%, 10/15/15(c)                                  129          127,030
  5.75%, 10/20/17(c)                    GBP           383          677,069
HSBC Capital Funding LP
  4.61%, 6/27/13(c)                     US$           370          345,031
mmO2 Plc.
  6.38%, 1/25/07(b)                     EUR           410          512,701
Rexam Plc.
  6.63%, 3/27/07(b)                                   410          515,635
Royal & Sun Alliance Insurance
  Group Plc.
  8.95%, 10/15/29(b)                    US$           205          253,614
Royal Bank of Scotland Group Plc.
  7.65%, 9/30/31(a)(b)                              1,875        2,202,319
Yorkshire Power Finance, Ltd.
  7.25%, 8/04/28(b)                     GBP           145          310,162
                                                                 4,943,561
Government Obligation-0.4%
United Kingdom Treasury Note
  4.25%, 3/07/36                                      185          328,548

Preferred Stock-0.1%
Royal Bank of Scotland Group Plc.
  6.40%, 9/30/09(b)                                 4,700          118,064

Total United Kingdom Securities
  (cost $4,794,626)                                              5,390,173

United States-39.1%
Corporate Debt Obligations-9.5%
AK Steel Corp.
  7.88%, 2/15/09(b)                     US$           250          238,125


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  15

                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
Amerada Hess Corp.
  7.13%, 3/15/33                        US$            11        $  12,160
AT&T Corp.
  8.00%, 11/15/31(a)                                   91          110,792
Bank of America Corp.
  4.50%, 8/01/10                                      186          181,966
Broder Brothers Co.
  11.25%, 10/15/10(b)                                 570          527,250
Calpine Corp.
  8.50%, 7/15/10(c)                                   235          164,500
Charter Communication Holdings LLC
  11.75%, 5/15/11(b)(e)                               585          365,625
Comcast Corp.
  4.95%, 6/15/16                                      426          395,681
Cox Communications, Inc.
  7.13%, 10/01/12                                     115          123,178
Crum & Forster Holdings Corp.
  10.38%, 6/15/13(b)                                  240          256,800
Dex Media East LLC
  12.13%, 11/15/12(b)                                 134          156,445
Dex Media West LLC Series B
  9.88%, 8/15/13(b)                                   244          269,010
Ford Motor Co.
  7.45%, 7/16/31(b)                                    95           69,825
Ford Motor Credit Co.
  4.95%, 1/15/08(b)                                   100           93,783
  6.63%, 6/16/08                                      115          110,280
General Motors Corp.
  7.75%, 3/15/36(b)(e)                                377           94,250
Genworth Financial, Inc.
  1.60%, 6/20/11(b)                     JPY        22,000          188,299
HCA, Inc.
  7.58%, 9/15/25(b)                     US$            65           63,526
HLI Operating Co., Inc.
  10.50%, 6/15/10(b)                                  130          106,600
HSBC Finance Corp.
  5.00%, 6/30/15                                       92           88,628
Huntsman International LLC
  10.13%, 7/01/09(b)                                  153          157,399
IBM Corp.
  4.75%, 11/29/12(b)                                  700          691,165
Insight Communications Co., Inc.
  12.25%, 2/15/11(b)(e)                               350          359,625
Insight Midwest LP/Insight Capital, Inc.
  9.75%, 10/01/09(b)                                  500          515,000
IPALCO Enterprises, Inc.
  8.38%, 11/14/08(b)                                  150          156,000
JP Morgan Chase & Co.
  5.75%, 1/02/13(b)                                   900          924,513
Liberty Mutual Group
  5.75%, 3/15/14(c)                                   138          132,850

16  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
MBNA Corp.
  5.00%, 5/04/10                        US$            48        $  47,828
Nextel Partners, Inc.
  12.50%, 11/15/09(b)                                 341          364,017
Paxson Communications Corp.
  12.25%, 1/15/09(b)(e)                               265          259,038
Pliant Corp.
  13.00%, 6/01/10(b)                                  395           57,275
Qwest Services Corp.
  13.50%, 12/15/10                                    150          171,375
Riviera Holdings Corp.
  11.00%, 6/15/10(b)                                  240          261,000
SBC Communications, Inc.
  6.15%, 9/15/34                                      109          106,474
Six Flags, Inc.
  9.75%, 4/15/13(b)                                   250          248,750
Sprint Capital Corp.
  8.38%, 3/15/12(b)                                   119          137,301
Teck Cominco, Ltd.
  6.13%, 10/01/35                                      22           20,650
Time Warner Entertainment Co. LP
  8.38%, 3/15/23(b)                                   175          205,696
Universal City Development Partners
  11.75%, 4/01/10(b)                                  255          285,919
Valero Energy Corp.
  6.88%, 4/15/12                                      120          130,107
William Lyon Homes, Inc.
  10.75%, 4/01/13(b)                                  250          261,875
Willis North America, Inc.
  5.13%, 7/15/10                                       37           36,594
                                                                 9,147,174

Bank Loans-11.8%
Allegheny Energy Supply Co. LLC
  5.64-5.92%, 2/28/11-3/08/11                         331          334,357
Brenntag Group
  6.81%, 2/28/12                                    1,000        1,002,250
DaVita, Inc.
  6.25-6.54%, 4/30/12                                 961          973,995
Dex Media West LLC
  5.49-5.96%, 3/09/10                                 781          783,668
Graham Packaging Co. LP
  6.38-6.63%, 9/15/11                                 496          501,988
Kerr-McGee Corp.
  6.51%, 5/15/11                                      998          999,495
Keystone Automotive Operations, Inc.
  5.63-6.03%, 10/30/09                                415          417,293
LandSource Communities
  Development LLC
  6.50%, 7/31/10                                      500          503,125
MGM Holdings II, Inc.
  6.27%, 3/15/12                                    1,000        1,007,875

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  17


                                                   Shares or
                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
-------------------------------------------------------------------------------
MultiPlan, Inc.
  6.53%, 3/31/09                        US$           333       $  337,500
Owens-Illinois Group, Inc.
  5.78%, 4/01/08                                      131          132,445
PanAmSat Corp.
  6.05-6.11%, 7/01/11                                 496          500,634
PGT Industries, Inc.
  7.14-7.23%, 1/29/10                                 536          543,129
Prestige Brands, Inc.
  6.31-8.00%, 4/15/11                                 493          498,041
Rainbow National Services LLC
  6.44%, 3/31/12                                      498          501,231
Regal Cinemas Corp.
  6.02%, 10/19/10                                     478          482,090
Stewart Enterprises
  5.39-5.77%, 11/01/11                                947          957,647
VWR International, Inc.
  6.69%, 4/05/11                                      458          463,245
WMG Acquisitions Corp.
  5.52-6.37%, 3/22/11                                 492          496,606
                                                                11,436,614

Municipal Obligation-0.1%
Alameda Corridor Transportation Authority
  6.60%, 10/01/29                                     100          112,985

U.S. Government And
  Government Sponsored
  Agency Obligations-17.1%
Federal National Mortgage Association
  30 YR TBA
  5.50%, 2/01/35                                    4,694        4,634,806
  6.00%, 12/01/35                                   3,300        3,323,720
  6.50%, 11/01/34                                   4,755        4,879,819
U.S. Treasury Bonds
  4.25%, 8/15/15                                       16           15,613
  5.38%, 2/15/31(f)                                 2,685        2,928,328
U.S. Treasury Notes
  2.25%, 2/15/07(g)                                   810          788,452
                                                                16,570,738

Preferred Stocks-0.6%
AmerUs Group Co.
  7.25%, 9/15/10                                    2,000           48,938
Ford Motor Co. Capital Trust II
  6.50%, 1/15/32(b)                                 7,885          251,453
Paxson Communications Corp.
  14.25%, 11/15/06(b)                                  39          266,175
XL Capital, Ltd. Class A
  6.50%, 5/15/07(b)                                 2,325           49,964
                                                                   616,530

Total United States Securities
  (cost $38,232,269)                                            37,884,041

18  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                               U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-110.2%
  (cost $103,387,085)                                         $106,770,155
Other assets less liabilities-(10.2%)                           (9,891,411)

NET ASSETS-100%                                               $ 96,878,744

REVERSE REPURCHASE AGREEMENT (see Note D)

                  Interest
    Broker          Rate        Maturity     Amount
-------------------------------------------------------------------------------
Merrill Lynch       2.90%     11/02/05    $(2,940,075)

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                              U.S.$       U.S. $
                               Contract     Value on    Value at    Unrealized
                                Amount    Origination  October 31, Appreciation/
                                (000)         Date        2005    (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
British Pound,
  settling 12/23/05               604     $1,078,442    $1,068,570    $(9,872)
Euro Dollar,
  settling 12/16/05               656        791,038       788,192     (2,846)
Japanese Yen,
  settling 12/19/05            89,512        784,025       773,251    (10,774)
South Korean Won,
  settling 12/01/05         1,972,770      1,900,000     1,890,327     (9,673)
Sale Contracts:
British Pound,
  settling 12/23/05               808      1,427,807     1,428,797       (990)
Canadian Dollar,
  settling 12/14/05               807        690,436       683,954      6,482
Euro Dollar,
  settling 12/16/05-1/18/06    25,082     30,407,180    30,161,005    246,175
Mexican Peso,
  settling 12/21/05-2/21/06    27,528      2,502,141     2,524,608    (22,467)
Peruvian New Sol,
  settling 11/15/05               214         62,986        63,290       (304)
Polish Zloty,
  settling 11/04/05             7,796      2,409,205     2,357,307     51,898
South African Rand,
  settling 11/22/05            39,609      6,175,554     5,894,786    280,768
Swedish Krona,
  settling 12/22/05             3,680        468,556       463,798      4,758

FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                  Number      Expiration    Original       Value at         Unrealized
Type            Contracts       Month        Value     October 31, 2005    Appreciation
---------------------------------------------------------------------------------------
U.S. Treasury
Note 10 yr                   December
Futures            291        2005        $32,313,828      $31,559,859        $753,969

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  19


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                         Rate Type
                                                   ---------------------
                      Notional                     Payments     Payments       Unrealized
      Swap            Amount       Termination     made by     received by    Appreciation/
   Counterparty        (000)           Date        the Fund     the Fund     (Depreciation)
---------------------------------------------------------------------------------------------------
Deutsche Banc       MXN 46,500        1/12/07        8.03%*     10.35%        $76,979
Deutsche Banc       MXN 46,500        1/12/07        9.90%       8.03%*       (54,448)

* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos.

(a) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at October 31, 2005.

(b) Positions, or a portion thereof, with an aggregate market value of $57,661,069 have been segregated to collateralize forward exchange currency contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $10,634,357 or 11.0% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate was in effect at October 31, 2005.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Position, or portion thereof, with an aggregate market value of $2,928,328 has been segregated to collateralize reverse repurchase agreements.

(g) A portion of this position, with a market value of $788,452 has been segregated to collateralize margin requirements for the open futures contracts.

Glossary:

TBA - (To Be Assigned) Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Currency Abbreviations:

BRL   -   Brazilian Real
CAD   -   Canadian Dollar
EUR   -   Euro Dollar
GBP   -   Great British Pound
JPY   -   Japanese Yen
MXN   -   Mexican Peso
PEN   -   Peruvian New Sol
PLN   -   Polish Zloty
US$   -   United States Dollar
ZAR   -   South African Rand

See notes to financial statements.

20  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

Assets
Investments in securities, at value (cost $103,387,085)           $106,770,155
Cash                                                                   104,810
Foreign cash, at value (cost $52,529)                                   52,569
Receivable for investment securities sold                            3,492,693
Interest receivable                                                  1,306,363
Unrealized appreciation of forward exchange currency
  contracts                                                            590,081
Receivable for capital stock sold                                      255,333
Unrealized appreciation of swap contracts                               76,979
Total assets                                                       112,648,983
Liabilities
Payable for investment securities purchased                         11,684,222
Reverse repurchase agreement                                         2,940,075
Payable for capital stock redeemed                                     570,235
Dividends payable                                                      123,197
Distribution fee payable                                                67,771
Unrealized depreciation of forward exchange currency
  contracts                                                             56,926
Unrealized depreciation on swap contracts                               54,448
Advisory fee payable                                                    41,901
Payable for variation margin on futures contracts                        9,077
Administrative fee payable                                               7,908
Transfer Agent fee payable                                               7,132
Accrued expenses and other liabilities                                 207,347
Total liabilities                                                   15,770,239
Net Assets                                                       $  96,878,744
Composition of Net Assets
Capital stock, at par                                            $      11,130
Additional paid-in capital                                         130,744,333
Undistributed net investment income                                  1,601,401
Accumulated net realized loss on investment and
  foreign currency transactions                                    (40,133,003)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        4,654,883
                                                                  $ 96,878,744


Calculation of Maximum Offering Price Per Share

                                         Net Asset Value and:
                                         --------------------   Maximum
                            Shares      Offering   Redemption   Offering
Class       Net Assets    Outstanding    Price       Price       Price *
-------------------------------------------------------------------------------
A           $24,249,933    2,786,311        --       $8.70       $9.09
B           $59,513,219    6,837,132     $8.70          --          --
C           $11,492,418    1,319,904     $8.71          --          --
Advisor     $ 1,593,541      183,183     $8.70       $8.70          --
R           $     9,917        1,141     $8.69       $8.69          --
K           $     9,893        1,138     $8.69       $8.69          --
I           $     9,823        1,130     $8.69       $8.69          --

* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

    See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  21


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

Investment Income
Interest (net of foreign taxes withheld
  of $42,209)                               $6,959,138
Dividends                                       57,074            $7,016,212

Expenses
Advisory fee                                   566,544
Distribution fee--Class A                       78,671
Distribution fee--Class B                      725,137
Distribution fee--Class C                      129,649
Distribution fee--Class R                           33
Distribution fee--Class K                           17
Transfer agency                                187,679
Custodian                                      170,418
Registration                                   112,589
Administration                                  93,000
Audit                                           77,600
Legal                                           72,162
Printing                                        70,210
Proxy solicitation                              30,084
Directors' fees                                 25,024
Miscellaneous                                   12,510
Total expenses                               2,351,327
Less: expense offset arrangement
  (see Note B)                                    (736)
Net expenses                                                       2,350,591
Net investment income                                              4,665,621
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                          3,513,372
  Futures contracts                                                 (358,456)
  Swap contracts                                                      14,974
  Written Options                                                        857
  Foreign currency transactions                                    4,543,415
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (8,507,211)
  Futures contracts                                                1,236,673
  Swap contracts                                                     (44,738)
  Foreign currency denominated assets
    and liabilities                                                1,021,925
Net gain on investments and foreign
  currency transactions                                            1,420,811
Net Increase in Net Assets
  from Operations                                                 $6,086,432

See notes to financial statements.

22  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


STATEMENT OF CHANGES IN NET ASSETS

Statement of Changes in Net Assets

                                             Year Ended       Year Ended
                                             October 31,      October 31,
                                                2005             2004
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $4,665,621       $7,956,745
Net realized gain on investment and
  foreign currency transactions               7,714,162        1,532,742
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities         (6,293,351)      (1,797,946)
Net increase in net assets from
  operations                                  6,086,432        7,691,541
Dividends to Shareholders from
Net investment income
  Class A                                    (1,238,825)      (1,989,480)
  Class B                                    (2,918,184)      (5,169,553)
  Class C                                      (521,507)        (906,665)
  Advisor Class                                 (79,008)         (72,007)
  Class R                                          (299)              -0-
  Class K                                          (316)              -0-
  Class I                                          (335)              -0-
Capital Stock Transactions
Net decrease                                (33,293,187)     (45,824,945)
Total decrease                              (31,965,229)     (46,271,109)
Net Assets
Beginning of period                         128,843,973      175,115,082
End of period (including
  undistributed/(distribution in excess)
  of net investment income of
  $1,601,401 and ($3,064,307),
  respectively)                             $96,878,744     $128,843,973

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  23


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A
Significant Accounting Policies
AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or

24  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  25


foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

5. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Advisor an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily

26  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.90%, 2.60%, 2.60%, 1.60%, 2.10%, 1.85% and 1.60% of the
daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2005, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with Office of the New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate as discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund may reimburse the Advisor for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2005, such fees amounted to $93,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by AGIS amounted to $74,566 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $736 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,061 from the sale of Class A shares and received $325, $80,761 and $974 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2005.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  27


There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,836,760, $1,445,813, $2, and $18 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                           Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)           $109,984,231        $135,499,883
U.S. government securities                 9,425,160          13,537,847

At October 31, 2005, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and swap contracts) are as follows:

Cost                                                       $103,432,373
Gross unrealized appreciation                              $  6,566,479
Gross unrealized depreciation                              $ (3,228,697)
Net unrealized appreciation                                $  3,337,782

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the

28  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  29


option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. Swap Agreements
The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

30  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund
..
At October 31, 2005, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of October 31, 2005.

5. Dollar Rolls
The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  31


6. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the year ended October 31, 2005, the average amount of reverse repurchase agreements outstanding was $2,911,642 and the daily weighted average annual interest rate was 2.67%

NOTE E
Capital Stock
There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:
                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold              435,207       393,391    $  3,796,086    $  3,409,621
Shares issued in
  reinvestment of
  dividends               87,205       165,212         765,090       1,427,219
Shares converted
  from Class B           281,430       302,546       2,465,647       2,599,487
Shares redeemed       (1,427,311)   (1,733,499)    (12,511,947)    (14,953,806)
Net decrease            (623,469)     (872,350)   $ (5,485,124)   $ (7,517,479)

Class B
Shares sold              398,235       660,862    $  3,455,761    $  5,754,392
Shares issued in
  reinvestment of
  dividends              163,313       382,569       1,433,026       3,307,819
Shares converted
  to Class A            (281,352)     (302,466)     (2,465,647)     (2,599,487)
Shares redeemed       (3,219,078)   (4,305,485)    (28,212,036)    (37,142,352)
Net decrease          (2,938,882)   (3,564,520)   $(25,789,896)   $(30,679,628)

Class C
Shares sold              123,189       204,616    $  1,080,910    $  1,783,908
Shares issued in
  reinvestment of
  dividends               30,828        58,582         270,561         507,491
Shares redeemed         (465,836)   (1,078,222)     (4,094,941)     (9,339,977)
Net decrease            (311,819)     (815,024)   $ (2,743,470)   $ (7,048,578)

32  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              132,088         1,846      $1,159,932       $  16,225
Shares issued in
  reinvestment of
  dividends                7,916         6,760          69,649          58,346
Shares redeemed          (61,084)      (75,772)       (534,450)       (653,831)
Net increase
  (decrease)              78,920       (67,166)     $  695,131       $(579,260)


                  March 1, 2005(a)                             March 1, 2005(a)
                               to                                           to
                 October 31, 2005                             October 31, 2005
-------------------------------------------------------------------------------
Class R
Shares sold                 1,141                                      $10,100
Shares redeemed                -0-                                          -0-
Net increase                1,141                                      $10,100

Class K
Shares sold                 1,138                                      $10,072
Shares redeemed                -0-                                          -0-
Net increase                1,138                                      $10,072

Class I
Shares sold                 1,130                                      $10,000
Shares redeemed                -0-                                          -0-
Net increase                1,130                                      $10,000

(a) Commencement of distributions

NOTE F
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  33


lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.

NOTE H
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:
                                                2005                2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $4,758,474          $8,137,705
Total taxable distributions                  4,758,474           8,137,705
Tax return of capital                               -0-                 -0-
Total distributions paid                    $4,758,474          $8,137,705

34  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Undistributed net investment income                             $2,340,744
Accumulated capital and other losses                           (39,457,477)(a)
Unrealized appreciation/(depreciation)                           3,363,211(b)
Total accumulated earnings/(deficit)                          $(33,753,522)(c)


(a) On October 31, 2005 the Fund had a net capital loss carryforward of $39,354,512 of which $15,553,341 expires in the year 2,009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $4,191,050. For the year ended October 31, 2005, the cumulative deferred loss on straddles was $102,965.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences, primarily due to foreign currency, the tax treatment of bond premium, and the tax treatment of swap income resulted in a net increase in accumulated net realized loss on investment and foreign currency transactions, and an increase in undistributed net investment income. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  35


described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market

36  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  37


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and puni-

38  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


tive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  39


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class A
                                            ---------------------------------------------------------------
                                                               Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.63        $8.65        $7.75        $8.43        $9.53
Income From Investment
  Operations
Net investment income(c)                         .39          .48(d)       .55          .63          .78
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .09          .02          .93         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                     .48          .50         1.48         (.04)        (.12)
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.41)        (.52)        (.29)        (.52)        (.71)
Tax return of capital                             -0-          -0-        (.29)        (.12)        (.27)
Total dividends and distributions               (.41)        (.52)        (.58)        (.64)        (.98)
Net asset value, end of period                 $8.70        $8.63        $8.65        $7.75        $8.43
Total Return
Total investment return based
  on net asset value(e)                         5.67%        5.89%       19.57%        (.50)%      (1.50)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $24,250      $29,465      $37,043      $38,631      $57,667
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.54%        1.43%        1.60%        1.53%        1.45%
  Expenses, before
    waivers/reimbursements                      1.54%        1.60%        1.60%        1.53%        1.45%
  Net investment income                         4.65%        5.83%(d)     6.50%        7.71%        8.60%
Portfolio turnover rate                           98%         106%         155%         268%         304%

See footnote summary on page 45.

40  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class B
                                            -----------------------------------------------------------------
                                                                   Year Ended October 31,
                                            -----------------------------------------------------------------
                                               2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.63        $8.65        $7.74        $8.42        $9.52
Income From Investment
  Operations
Net investment income(c)                         .32          .41(d)       .48          .57          .71
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .10          .02          .95         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                     .42          .43         1.43         (.10)        (.19)
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.35)        (.45)        (.27)        (.47)        (.65)
Tax return of capital                             -0-          -0-        (.25)        (.11)        (.26)
Total dividends and
  distributions                                 (.35)        (.45)        (.52)        (.58)        (.91)
Net asset value, end of period                 $8.70        $8.63        $8.65        $7.74        $8.42
Total Return
Total investment return based
  on net asset value(e)                         4.92%        5.13%       18.89%       (1.23)%      (2.24)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $59,513      $84,385     $115,414     $117,529     $156,948
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.25%        2.15%        2.31%        2.24%        2.16%
  Expenses, before
    waivers/reimbursements                      2.25%        2.32%        2.31%        2.24%        2.16%
  Net investment income                         3.94%        5.12%(d)     5.83%        7.02%        7.85%
Portfolio turnover rate                           98%         106%         155%         268%         304%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  41



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class C
                                            -----------------------------------------------------------------
                                                                    Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.64        $8.65        $7.75        $8.43        $9.52
Income From Investment
  Operations
Net investment income(c)                         .33          .40(d)       .50          .57          .72
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .09          .04          .92         (.67)        (.90)
Net increase (decrease) in
  net asset value from
  operations                                     .42          .44         1.42         (.10)        (.18)
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.35)        (.45)        (.28)        (.47)        (.65)
Tax return of capital                             -0-          -0-        (.24)        (.11)        (.26)
Total dividends and
  distributions                                 (.35)        (.45)        (.52)        (.58)        (.91)
Net asset value, end of period                 $8.71        $8.64        $8.65        $7.75        $8.43
Total Return
Total investment return based
  on net asset value(e)                         4.93%        5.25%       18.74%       (1.22)%      (2.13)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $11,492      $14,094      $21,175      $20,113      $33,035
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.25%        2.14%        2.30%        2.23%        2.15%
  Expenses, before
    waivers/reimbursements                      2.25%        2.31%        2.30%        2.23%        2.15%
  Net investment income                         3.94%        5.14%(d)     5.81%        7.00%        7.90%
Portfolio turnover rate                           98%         106%         155%         268%         304%

See footnote summary on page 45.

42  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Advisor Class
                                            -----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.63        $8.65        $7.74        $8.43        $9.53
Income From Investment
  Operations
Net investment income(c)                         .47          .47(d)       .57          .65          .80
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                   .04          .05          .95         (.67)        (.89)
Net increase (decrease) in
  net asset value from
  operations                                     .51          .52         1.52         (.02)        (.09)
Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.44)        (.54)        (.34)        (.54)        (.73)
Tax return capital                                -0-          -0-        (.27)        (.13)        (.28)
Total dividends and
  distributions                                 (.44)        (.54)        (.61)        (.67)       (1.01)
Net asset value, end of period                 $8.70        $8.63        $8.65        $7.74        $8.43
Total Return
Total investment return based
  on net asset value(e)                         6.01%        6.21%       20.10%        (.31)%      (1.19)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $1,594         $900       $1,483       $1,358       $1,350
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.26%        1.13%        1.30%        1.24%        1.13%
  Expenses, before
    waivers/reimbursements                      1.26%        1.30%        1.30%        1.24%        1.13%
  Net investment income                         4.93%        6.15%(d)     6.84%        8.08%        8.81%
Portfolio turnover rate                           98%         106%         155%         268%         304%

See footnote summary on page 45.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             Class R            Class K           Class I
                                       ------------------------------------------------------
                                       March 1, 2005(f)   March 1, 2005(f)   March 1, 2005(f)
                                       to October 31,       to October 31,     to October 31,
                                                2005                 2005               2005
                                       ---------------  ------------------  ----------------
Net asset value, beginning of period           $8.85              $8.85              $8.85
Income From Investment
  Operations
Net investment income(c)                         .25                .27                .29
Net realized and unrealized loss on
  investment and foreign currency
  investment transactions.                      (.15)              (.15)              (.15)
Net decrease in net asset value
  from operations                                .10                .12                .14
Less: Dividends
Dividends from net investment
  income                                        (.26)              (.28)              (.30)
Net asset value, end of period                 $8.69              $8.69              $8.69
Total Return
Total investment return based on
  net asset value(e)                            1.17%              1.36%              1.58%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                $10                $10                $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(g)                   1.94%              1.63%              1.30%
  Expenses, before
    waivers/reimbursements(g)                   1.94%              1.63%              1.30%
  Net investment income(g)                      4.25%              4.55%              4.88%
Portfolio turnover rate                           98%                98%                98%

See footnote summary on page 45.

44  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Commencement of distributions.

(g)  Annualized.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  45


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Strategic Income Trust, Inc.
We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Strategic Income Trust, Inc. at October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
December 16, 2005

46  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Michael A. Snyder, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036



(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Invetment Team and the US High Yield Investment Team. Mr. Douglas J. Peebles, Mr. Paul DeNoon, Mr. Michael L. Mon and Mr. Michael Snyder are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  47


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                      OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                     Executive Vice President of Alliance            106         SCB Partners
1345 Avenue of the                   Capital Management Corporation                             Inc.; SCB, Inc.
Americas                             ("ACMC") since 2001 and Chairman
New York, NY 10105                   of the Board of AllianceBernstein
10/2/57                              Investment Research and Manage-
(2003)                               ment, Inc. ("ABIRM") since 2000;
                                     prior thereto, Chief Executive Officer
                                     of Sanford C. Bernstein & Co., LLC
                                     (institutional research and brokerage
                                     arm of Bernstein & Co., LLC ("SCB &
                                     Co.")) and its predecessor since prior
                                     to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,##          Investment adviser and an                       108             None
2 Sound View Drive                   independent consultant. He was
Suite 100                            formerly Senior Manager of Barrett
Greenwich, CT 06830                  Associates, Inc., a registered
Chairman of the Board                investment adviser, with which he
9/7/32                               had been associated since prior to
(1995)                               2000. He was formerly Deputy
                                     Comptroller and Chief Investment
                                     Officer of the State of New York
                                     and, prior thereto, Chief Invest-
                                     ment Officer of the New York Bank
                                     for Savings.

Ruth Block, #,**                     Formerly Executive Vice President               106             None
500 SE Mizner Blvd.                  and Chief Insurance Officer of The
Boca Raton, FL 33432                 Equitable Life Assurance Society of
11/7/30                              the United States; Chairman and
(1995)                               Chief Executive Officer of Evlico
                                     (insurance); Director of Avon, BP
                                     (oil and gas), Ecolab Incorporated
                                     (specialty chemicals), Tandem
                                     Financial Group and Donaldson, Lufkin
                                     & Jenrette Securities Corporation;
                                     Governor at Large, National Association
                                     of Securities Dealers, Inc.



48  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                      OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                  Independent consultant. Until                   107             None
P.O. Box 167                         December 1994, he was Senior
Spring Lake, NJ 07762                Vice President of ACMC responsible
10/23/29                             for mutual fund administration. Prior
(1995)                               to joining ACMC in 1984, he was Chief
                                     Financial Officer of Eberstadt Asset
                                     Management since 1968. Prior to
                                     that, he was a Senior Manager at
                                     Price Waterhouse & Co. Member
                                     of American Institute of Certified
                                     Public Accountants since 1953.

John H. Dobkin, #                    Consultant. Formerly President of               106             None
P.O. Box 12                          Save Venice, Inc. (preservation
Annandale, NY 12504                  organization) from 2001-2002,
2/19/42 (1995)                       a Senior Advisor from June 1999
                                     -June 2000 and President of Historic
                                     Hudson Valley (historic preservation)
                                     from December 1989-May 1999. Previously,
                                     Director of the National Academy of
                                     Design and during 1988-1992, Director
                                     and Chairman of the Audit Committee
                                     of ACMC.

Michael J. Downey, #                 Consultant since January 2004.                  106         Asia Pacific
c/o Alliance Capital                 Formerly managing partner of                                 Fund, Inc.,
Management L.P.                      Lexington Capital, LLC (investment                            and The
Attn: Philip L. Kirstein             advisory firm) from December 1997                           Merger Fund.
1345 Avenue of the                   until December 2003. Prior thereto,
Americas                             Chairman and CEOof Prudential
New York, NY 10105                   Mutual Fund Management from
1/26/44                              1987 to 1993.
(2005)

D. James Guzy, #                     Chairman of the Board of PLX                    106       Intel Corporation
P.O. Box 128                         Technology (semi-conductors)                              (semi-conductors)
Glenbrook, NV 89413                  and of SRC Computers, Inc.                                  Cirrus Logic
3/7/36                               with which he has been associated                           Corporation,
(2005)                               since prior to 2000. He is also                          (semi-conductors),
                                     President of the Arbor Company                                Novellus
                                     (private family investments).                               Corporation
                                                                                               (semi-conductor
                                                                                                  equipment),
                                                                                               Micro Component
                                                                                                 Technology
                                                                                               (semi-conductor
                                                                                               equipment), the
                                                                                               Davis Selected
                                                                                               Advisers Group
                                                                                               of Mutual Funds
                                                                                               and LogicVision.



ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  49


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                      OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                     DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #           Principal of Turner Venture                     106           Toppan
220 Montgomery Street                Associates (venture capital                              Photomasks, Inc.,
Penthouse 10                         and consulting) since prior to                              the George
San Francisco, CA                    2000. Chairman and CEO,                                       Lucas
94104                                DuPont Photomasks, Inc.,                                   Educational
10/10/41                             Austin, Texas, 2003-2005,                                  Foundation,
(2005)                               and President and CEO                                    Chairman of the
                                     since company acquired, and                                Board of the
                                     name changed to Toppan                                    Smithsonian's
                                     Photomasks, Inc. in 2005                                     National
                                     (semiconductor manufacturing                                Museum of
                                     services).                                               Natural History.



*   There is no stated term of office for the Fund's Directors.

##  Member of the Fair Value Pricing Committee.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

#   Member of the Audit Committee, the Governance and Nominating Committee and
Independent Directors Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.


50  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                       POSITION(S)                        PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                        President and                   See biography above.
10/2/57                              Chief Executive Officer

Philip L. Kirstein                   Senior Vice President           Senior Vice President, Independent
5/29/45                              and Independent                 Compliance Officer of the Alliance-
                                     Compliance Officer              Bernstein Funds with which he has been
                                                                     associated since October 2004. Prior
                                                                     thereto, he was Of Counsel to Kirkpatrick
                                                                     & Lockhart, LLP from October 2003 to
                                                                     October 2004, and General Counsel of
                                                                     Merrill Lynch Investment Managers, L.P.
                                                                     since prior to 2000 until March 2003.

Paul J. DeNoon                       Vice President                  Senior Vice President of ACMC**, with
4/18/62                                                              which he has been associated since prior to
                                                                     2000.

Michael L. Mon                       Vice President                  Vice President of ACMC**, with which
3/2/69                                                               he has been associated since prior to 2000.

Michael A. Snyder                    Vice President                  Senior Vice President of ACMC** since
4/18/62                                                              May, 2001. Prior thereto, he was a Managing
                                                                     Director in the high yield asset group at
                                                                     Donaldson, Lufkin & Jenrette Corporation
                                                                     since prior to 2000.

Douglas J. Peebles                   Vice President                  Executive Vice President of ACMC**,
8/10/65                                                              with which he has been associated since
                                                                     prior to 2000.

Emilie D. Wrapp                      Secretary                       Senior Vice President, Assistant
11/13/55                                                             General Counsel and Assistant Secretary
                                                                     of ABIRM**, with which she has been
                                                                     associated since prior to 2000.

Mark D. Gersten                      Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                              Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                     Vice President of ABIRM**, with which he
                                                                     as been associated since prior to 2000.



ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  51



   NAME, ADDRESS*                       POSITION(S)                        PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Vincent S. Noto                      Controller                      Vice President of AGIS,** with which
12/14/64                                                             he has been associated since prior to 2000.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.
The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


52  o  ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST  o  53


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


GSIFAR1005



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                          Audit Fees             Fees            Tax Fees
-------------------------------------------------------------------------------
       2004                 $55,000             $3,325           $23,038
       2005                 $56,000             $4,257           $17,204

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require preapproval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) -- (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                             Total Amount of
                                            Foregoing Column
                                           Pre-approved by the
                    All Fees for             Audit Committee
                Non-Audit Services        (Portion Comprised of
                 Provided to the           Audit Related Fees)
              Portfolio, the Adviser      (Portion Comprised of
              and Service Affiliates            Tax Fees)
-------------------------------------------------------------------------------
    2004            $1,128,095                 [$176,363]
                                               ($153,325)
                                               ($ 23,038)

    2005            $  900,457                 [$189,164]
                                               ($171,960)
                                               ($ 17,204)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO. DESCRIPTION OF EXHIBIT

12 (a) (1) Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1) Certification of Principal Executive Officer Pursuant to Section
           302 of the Sarbanes-Oxley Act of 2002

12 (b) (2) Certification of Principal Financial Officer Pursuant to Section
           302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Strategic Income Trust, Inc.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:     December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:    December 29, 2005

By:  /s/ Mark D. Gersten
     -----------------
     Mark D. Gersten
     Treasurer and Chief Financial Officer

Date:    December 29, 2005